NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
3. NOTES RECEIVABLE

As at April 28, 2014, the Company received a promissory note of CAD $831,031 (US $618,952) from Ningbo International Limited, a non-related party, as result of the disposal all the issued and outstanding shares in NAI, all the issued and outstanding shares of CWN HK and 23.8% of the issued and outstanding shares of CWN Capital. The promissory note is non-interest bearing unsecured with a maturity date of one year and the option to extend upon mutual agreement. On April 28, 2015, the Company extended the payment date of the promissory note to April 28, 2016. On April 28, 2016, the Company further extended the payment date to April 28, 2018 and imposed an 8% per annum interest rate payable on the repayment date of the principal amount. As at December 31, 2016, the note receivable balance is recorded at a fair value of $597,876 (2015: $582,384). The note is valued using a discounted cash flow model.

The Company recognized accretion on the note receivable of $44,181 and $3,641 in fiscal years 2016 and 2015 respectively, and interest income on the note receivable of $38,324 and $nil in fiscal years 2016 and 2015 respectively. Accretion and interest income are reflected within the net interest expenses caption of the statement of net loss. The effective interest rate of the note receivable is 7%. During the year ended December 31, 2016, the Company recorded foreign exchange gain of $21,349 (foreign exchange loss: 2015 –$110,912).